UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                October 21, 2003


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                                   MOCON, INC.
             (Exact name of registrant as specified in its charter)



           Minnesota                     0-9273                  41-0903312
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)


         7500 Boone Avenue North
             Minneapolis, MN                                        55428
(Address of principal executive offices)                         (Zip Code)

                                 (763) 493-6370
                (Company's telephone number, including area code)


                                 Not applicable.
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

             Exhibit
                No.                         Description
             -------       -----------------------------------------------------
               99.1        Press Release issued October 21, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 21, 2003, MOCON, Inc. issued a press release describing its results of operations for its third quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               MOCON, INC.

Dated: October 22, 2003                        By: /s/ Dane D. Anderson
                                                   -----------------------------
                                                   Dane D. Anderson
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer


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                                INDEX TO EXHIBITS


  Exhibit No.       Description                                 Method of Filing
  ----------        -----------                                 ----------------

  99.1              Press release dated October 21, 2003        Filed herewith